AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 1997.
                                                   REGISTRATION NO. 333-________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                           ---------------------------
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           ---------------------------
                       CANTERBURY PARK HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)
                MINNESOTA                                41-1775532
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                  Identification No.)
                              1100 CANTERBURY DRIVE
                            SHAKOPEE, MINNESOTA 55379
              (Address of Principal Executive Offices and zip code)

                           ---------------------------
               CANTERBURY PARK HOLDING CORPORATION 1994 STOCK PLAN

CANTERBURY PARK HOLDING CORPORATION COMPENSATORY EMPLOYEE AND ADVISOR STOCK PLAN

              CANTERBURY PARK HOLDING CORPORATION STOCK OPTION PLAN
                    FOR NON-EMPLOYEE CONSULTANTS AND ADVISORS
                            (Full title of the Plans)

                           ---------------------------
                                                  Copy to:
     Randall D. Sampson                           Richard A. Primuth
     President                                    Lindquist & Vennum P.L.L.P.
     1100 Canterbury Drive                        4200 IDS Center
     Shakopee, Minnesota 55379                    Minneapolis, MN 55402
     (612) 445-7223                               (612) 371-3260
     (Name, address and telephone number,
      including area code, or agent for service)

                           ---------------------------
                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------
                                                       Proposed        Proposed
Title of                                                Maximum         Maximum
Securities                             Amount          Offering        Aggregate        Amount of
to be                                   to be            Price         Offering       Registration
Registered                           Registered      Per Share(1)      Price(1)            Fee

---------------------------------------------------------------------------------------------------
Common Stock,                    250,000 shares(2)       $3.625        $906,250          $274.62
$.01 par value,
to be issued pursuant
to Canterbury Park Holding Corporation
1994 Stock Plan

Common Stock,                        73,000 shares       $3.625        $264,625         $  80.19
$.01 par value,
to be issued pursuant
to Canterbury Park Holding Corporation
Compensatory Employee and Advisor Stock Plan

Common Stock,                       250,000 shares       $3.625        $906,250          $274.62
$.01 par value,
to be issued pursuant
to Canterbury Park Holding Corporation
Stock Option Plan for Non-Employee
Consultants and Advisors
---------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c) and (h) and based upon the average of the high and low prices of the Company's Common Stock on the Nasdaq SmallCap Market on August 27, 1997.
(2) 250,000 shares were registered on Form S-8 (File No. 33-96580) on September 6, 1995 and 250,000 shares are being registered herewith.

               INCORPORATION OF CONTENTS OF REGISTRATION STATEMENT
                                  BY REFERENCE

       A Registration Statement on Form S-8 (File No. 33-96580) was filed with the Securities and Exchange Commission on September 6, 1995 covering the registration of 250,000 shares initially authorized for issuance under the Company's 1994 Stock Plan (the "Plan"). A filing fee of $215.52 was paid at the time that Registration Statement was filed. Pursuant to General Instruction E of Form S-8 and Rule 429, this Registration Statement is being filed to register an additional 250,000 shares authorized under the Plan. An amendment to the Plan to increase the reserved and authorized number of shares under the Plan by 250,000 was authorized by the Company's Board of Directors on January 7, 1997 and such amendment was approved by the Company's shareholders on June 5, 1997. This Registration Statement should also be considered a post-effective amendment to the prior Registration Statement. The contents of the prior Registration Statement are incorporated herein by reference.

                                     PART I

       Pursuant to Part I of Form S-8, the information required by Items 1 and 2 of Form S-8 is not filed as a part of this Registration Statement.

                                     PART II

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

       The following documents filed with the Securities and Exchange Commission are hereby incorporated by reference herein:

       (a) The Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1996.

       (b) The Definitive Proxy Statement dated May 2, 1997 for the 1997 Annual Meeting of Shareholders held June 5, 1997.

       (c) The Quarterly Reports of the Company on Form 10-QSB for the quarters ended March 31, 1997 and June 30, 1997.

       (d)     The Report on Form 8-K of the Company filed August 28, 1997.

       (e) The description of the Company's Common Stock as set forth in the Company's Form SB-2 Registration Statement dated July 1, 1994 (Registration No. 33-81262C), including any amendment or report filed for the purpose of updating such description.

       All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

       Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

       Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       Article VIII of the Registrant's Restated Articles of Incorporation provide that the Registrant shall indemnify its directors to the extent required or permitted by Minnesota Statutes or other provisions of law.

       The Registrant's Bylaws provide that the Registrant shall indemnify any person made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, including without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements, provided the person seeking indemnification meets five criteria set forth in Section 9.02(a) of the Registrant's Bylaws. In addition, the Registrant's Bylaws provide that the Registrant may purchase and maintain insurance on behalf of directors, officers and employees serving the Registrant, or any other company at the request of the Registrant, whether or not the Registrant would have the power to indemnify such persons against such liability under the Bylaws.

       The Registrant's Bylaws also authorize the Board of Directors, to the extent permitted by applicable law, to indemnify any person or entity not described in the Bylaws pursuant to, and to the extent described in, an agreement authorized by a majority of the officers then in office.

       Section 302A.521 of the Minnesota Business Corporation Act provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of acts or omissions performed in their official capacity as an officer, director, employee or agent of the corporation against judgments, penalties, fines, including without limitation, excise taxes assessed against such person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by such person in connection with the proceeding if, with respect to the acts or omissions of such person complained of in the proceeding, such person (i) has not been indemnified by another organization or employee benefit plan for the same expenses with respect to the same acts or omissions; (ii) acted in good faith; (iii) received no improper personal benefit and Minnesota Statutes,
Section 302A.255 (regarding conflicts of interest), if applicable, has been satisfied; (iv) in the case of a criminal proceeding, has no reasonable cause to believe the conduct was unlawful; and (v) in the case of acts or omissions by persons in their official capacity for the corporation, reasonably believed that the conduct was in the best interests of the corporation, or in the case of acts or omissions by persons in their capacity for other organizations, reasonably believed that the conduct was not opposed to the best interests of the corporation. In addition, Section 302A.521, subd. 3, of the Minnesota Statutes requires payment or reimbursement by the corporation, upon written request, of reasonable expenses (including attorneys' fees) incurred by a person in advance of the final disposition of a proceeding in certain instances if a decision as to required indemnification is made by a disinterested majority of the Board of Directors present at a meeting at which a disinterested quorum is present, or by a designated committee of the Board, by special legal counsel, by the shareholders or by a court.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

       Not applicable.

ITEM 8.  EXHIBITS.

EXHIBIT

4.1    Canterbury Park Holding Corporation 1994 Stock Plan, as amended

4.2 Canterbury Park Holding Corporation Compensatory Employee and Advisor Stock Plan, excluding schedules

4.3 Canterbury Park Holding Corporation Stock Option Plan for Non-Employee Consultants and Advisors

5.1    Opinion of Lindquist & Vennum P.L.L.P.

23.1   Consent of Lindquist & Vennum P.L.L.P. (included in Exhibit 5.1)

23.2   Consent of Deloitte & Touche LLP, independent public accountants

24.1   Power of Attorney (set forth on the signature page hereof)

---------------------

ITEM 9.  UNDERTAKINGS.

(a)    The undersigned registrant hereby undertakes:

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

       Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

       (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person connected with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on August 25, 1997.

                    CANTERBURY PARK HOLDING CORPORATION


                    By  /s/ Randall D. Sampson
                      ----------------------------------------------------------
                           Randall D. Sampson, Chief Executive Officer,
                           President and Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)


                                POWER OF ATTORNEY

       The undersigned officers and directors of Canterbury Park Holding Corporation hereby constitute and appoint Randall D. Sampson and Curtis A. Sampson, or either of them, with power to act one without the other, our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for us and in our stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on August 25, 1997 and in the capacities indicated.

Signature                               Title
---------                               -----

 /s/ Curtis A. Sampson                  Chairman of the Board
------------------------------
Curtis A. Sampson


 /s/ Dale H. Schenian                   Vice Chairman of the Board
------------------------------
Dale H. Schenian


 /s/ Randall D. Sampson                 Chief Executive Officer, President
------------------------------          Treasurer (Principal Executive
Randall D. Sampson                      Officer, Principal Financial Officer
                                        and Principal Accounting Officer)
                                        and Director

 /s/ Brian C. Barenscheer               Director
------------------------------
Brian C. Barenscheer

 /s/ Terence J. McWilliams              Director
------------------------------
Terence J. McWilliams

 /s/ Gibson Carothers                   Director
------------------------------
Gibson Carothers

 /s/ Carin J. Offerman                  Director
------------------------------
Carin J. Offerman

                                  EXHIBIT INDEX

ITEM 8.  EXHIBITS.

EXHIBIT

4.1    Canterbury Park Holding Corporation 1994 Stock Plan, as amended

4.2 Canterbury Park Holding Corporation Compensatory Employee and Advisor Stock Plan, excluding schedules

4.3 Canterbury Park Holding Corporation Stock Option Plan for Non-Employee Consultants and Advisors

5.1    Opinion of Lindquist & Vennum P.L.L.P.

23.1   Consent of Lindquist & Vennum P.L.L.P. (included in Exhibit 5.1)

23.2   Consent of Deloitte & Touche LLP, independent public accountants

24.1   Power of Attorney (set forth on the signature page hereof)

---------------------